Exhibit 10.2

SIXTH AMENDMENT TO THE

RECEIVABLES FINANCING AGREEMENT

This SIXTH AMENDMENT TO THE RECEIVABLES FINANCING AGREEMENT (this “Amendment”), dated as of June 19, 2018, is entered into by and among the following parties:

(i)	AROP FUNDING, LLC, as Borrower;
(ii)	ALLIANCE COAL, LLC, as initial Servicer; and
(iii)	PNC BANK, NATIONAL ASSOCIATION (“PNC”), as LC Bank, LC Participant, Lender and Administrative Agent.

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Financing Agreement described below.

BACKGROUND

A.The parties hereto have entered into a Receivables Financing Agreement, dated as of December 5, 2014 (as amended, restated, supplemented or otherwise modified through to the date hereof, the “Receivables Financing Agreement”).

B.The parties hereto desire to amend the Receivables Financing Agreement as set forth herein.

NOW, THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1. Amendments to the Receivables Financing Agreement. The Receivables Financing Agreement is hereby amended as follows:
(a) Clause (a) of the definition of “Change in Control” set forth in Section 1.01 of the Receivables Financing Agreement is amended by restating the parenthetical therein in its entirety as follows:

(other than any Adverse Claim in favor of the Credit Agreement Administrative Agent)

(b) the definition of “Final Maturity Date” set forth in Section 1.01 of the Receivables Financing Agreement is amended by deleting the phrase “Scheduled Termination Date” where it appears therein and substituting “Termination Date” therefor.

(c) the definition of “No-Petition Letter” set forth in Section 1.01 of the Receivables Financing Agreement is amended by deleting the phrase “Fifth Amendment to this Agreement, dated as of January 17, 2018” where it appears therein and substituting “Sixth Amendment to this Agreement” therefor.

(d) there is added to Section 8.03 of the Receivables Financing Agreement a new paragraph (p) which reads in its entirety as follows:

“(p)No-Petition Letter.  The Borrower and Servicer shall cause the Credit Agreement Administrative Agent to enter into the No-Petition Letter not later than the earliest of any date occurring after June 14, 2018 on which the Credit Agreement is, with and pursuant to the consent of the ‘Required Lenders’ thereunder, amended, restated, amended and restated or otherwise modified.  This paragraph (p) shall not apply if at such time the Credit Agreement Administrative Agent has no Adverse Claim on the issued and outstanding Capital Stock or other equity interests of Borrower.”

SECTION 2. Representations and Warranties of the Borrower and Servicer. The Borrower and the Servicer hereby represent and warrant to each of the parties hereto as of the date hereof as follows:

(a) Representations and Warranties.  The representations and warranties made by it in the Receivables Financing Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof.

(b) Enforceability.  The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Receivables Financing Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with its terms, except (x) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws from time to time in effect relating to creditors’ rights, and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(c) No Event of Default. No Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

SECTION 3. Effect of Amendment; Ratification.  All provisions of the Receivables Financing Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect.  After this Amendment becomes effective, all references in the Receivables Financing Agreement (or in any other Transaction Document) to “this Receivables Financing Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Financing Agreement shall be deemed to be references to the Receivables Financing Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Receivables Financing Agreement other than as set forth herein.  The Receivables Financing Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 4. Conditions to Effectiveness.  This Amendment shall become effective as of the date hereof upon the Administrative Agent’s receipt of counterparts of this Amendment executed by each of the parties hereto.

SECTION 5. Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 6. Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.

SECTION 7. Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or e-mail transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8. GOVERNING LAW AND JURISDICTION.

THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF, EXCEPT TO THE EXTENT THAT THE PERFECTION, THE EFFECT OF PERFECTION OR PRIORITY OF THE INTERESTS OF ADMINISTRATIVE AGENT OR ANY LENDER IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK).

EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BORROWER AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BORROWER, THE SERVICER OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.  EACH OF THE BORROWER AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING.  THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 9. Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Financing Agreement or any provision hereof or thereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

AROP FUNDING, LLC By: _____/s/ R. Eberley Davis Name: R. Eberley Davis Title: Senior Vice President, General Counsel and Secretary

ALLIANCE COAL, LLC, as the Servicer By: _____/s/ R. Eberley Davis Name: R. Eberley Davis Title: Senior Vice President, General Counsel and Secretary

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:      _____/s/ Michael Brown
Name:   Michael Brown
Title:     Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as LC Bank and as an LC Participant

By: _____/s/ Michael Brown
Name:   Michael Brown
Title:     Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: _____/s/ Michael Brown
Name:   Michael Brown
Title:     Senior Vice President